UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2021

Tekkorp Digital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39643	98-1553327
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1980 Festival Plaza Drive, Ste #300
Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

(702) 879-9687

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TEKKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TEKK	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TEKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On March 31, 2021, Tekkorp Digital Acquisition Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Notification of Late Filing on Form 12b-25 and Amendment No. 1 thereto, indicating that its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) could not be filed by March 31, 2021 without unreasonable effort and expenses because the Company required additional time to complete, and its independent registered public accounting firm required additional time to audit, certain items with respect to the financial statements to be included in the Form 10-K. At that time, the Company indicated that it anticipated that it would file the Form 10-K as soon as practicable and no later than the fifteenth calendar day following the prescribed due date of March 31, 2021 (the “Extended Period”).

On April 12, 2021, the SEC staff released a public statement (the “Public Statement”) to highlight the potential accounting implications of certain terms that may be common in warrants included in special purpose acquisition company transactions and to discuss related financial reporting considerations.

The Company is currently evaluating the SEC’s guidance in the Public Statement with respect to the Company’s accounting treatment of its warrants and is determining what effects such guidance will have, if any, on the Form 10-K. As a result, the Company has determined that it will be unable to file the Form 10-K within the Extended Period. The Company plans to file the Form 10-K as soon as practicably possible.

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekkorp Digital Acquisition Corp.

Date: April 15, 2021	By:	/s/ Eric Matejevich
	Name:	Eric Matejevich
	Title:	Chief Financial Officer

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